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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Callon Petroleum Company

      As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 2000 included in Callon Petroleum Company's 1999 annual report on Form 10-K.


                                        /s/ Arthur Andersen LLP
                                        Arthur Andersen LLP

New Orleans, Louisiana
October 11, 2000



                                Ex. 23.2 - Page 1